Omnicell, Inc.
2019 Fourth Quarter and Full Year Earnings Call

February 6, 2020

Safe Harbor Statement

To the extent any statements contained in this presentation deal with information that is not historical, these statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. As such, they are subject to the occurrence of many events outside Omnicell's control and are subject to various risk factors that could cause actual results to differ materially from those expressed or implied in any forward-looking statement. Such statements include, but are not limited to, Omnicell's projected long-term target revenues and revenue growth rate; long-term margins; free cash flow conversion; planned new products and capabilities; and statements about Omnicell's strategy, objectives, and vision. Risks that contribute to the uncertain nature of the forward-looking statements include (i) Omnicell's ability to take advantage of the growth opportunities in medication management across all care settings, (ii) Omnicell's ability to develop and commercialize new products, including the XR2 Automated Central Pharmacy System and the IVX Workflow semi-automated workflow solution, and enhance existing products, (iii) Omnicell's ability to deliver on our vision of the Autonomous Pharmacy and the impact that advanced automation, data intelligence, and expert services will have on patient care, (iv) unfavorable general economic and market conditions, (v) risks to growth and acceptance of Omnicell's products and services, including competitive conversions, and growth of the clinical automation and workflow automation market generally, (vi) risks presented by the transition to selling more products on a subscription basis, (vii) potential of increasing competition, (viii) potential regulatory changes, and (ix) Omnicell's ability to improve sales productivity to grow product bookings. These and other risks and uncertainties are described more fully in Omnicell's most recent filings with the Securities and Exchange Commission ("SEC"). Prospective investors are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Omnicell undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Use of Non-GAAP Financial Information

This presentation contains financial measures that are not calculated in accordance with GAAP. In addition to disclosing financial results that are determined in accordance with GAAP, we present and discuss future non-GAAP operating margin goals for our business.

Non-GAAP measurements do not represent and should not be considered as alternatives to GAAP measurements, and our calculations thereof may not be comparable to similarly entitled measures reported by other companies. Our target non-GAAP operating margins exclude, among other things, projected share-based compensation expense and amortization of acquired intangible assets, and as such these projections are limited in their utility for evaluating our future operating results in accordance with GAAP. We are not providing reconciliations for the forward-looking non-GAAP financial measures included in this presentation due to the inherent difficulty in forecasting and quantifying certain amounts that would be necessary for such reconciliations, including adjustments that could be made, the amount of which, based on historical experience, could be significant.

Purpose
There is a better way

Mission
Be the care provider’s most trusted partner

Vision
Accelerate pharmacy to perfection



$485 Billion[1] Gross Medication Spend with Suboptimal Outcomes



Central Pharmacy

25,000[2]
errors annually in hospitals dispensing 5M doses

0.5%[2]
non-IV dispensing errors



Clean Room

6% – 10%[3]
mean error rate in IV compounding



Retail Pharmacy

4 Errors/Day[4]
pharmacy dispensing 250 Rx daily

1.7%[4]
dispensing errors in outpatient pharmacy



Home

30%-35%[6]
med-related readmission

1. The Global Use of Medicine in 2019 and Outlook to 2023. (January 2019). IQVIA INSTITUTE for Human Data Science. Gross spend estimate before any rebates/discounts.
2. Poon, China, Churchill, et al. Ann Intern Med 2006; 145(6):426-434
3. Flynn, Pearson & Barker. Am J Health-Syst Pharm 1997; 54.904-12
4. Flynn, Barker, Carnahan Am J Pharm Assoc 2003: 43:191-200
5. 5. Brody J. New York Times, April 2017
6. ASCP The Consultant Pharmacist. October 2017

Profitable Organic Growth through Disciplined Execution


Revenue
($ million)
$897
~10%-12% CAGR
$1,450-$1,550
Point of Care
~10% CAGR
• Expansion
• Prior Generation Replacement Cycle
• Competitive Conversions
• Innovation
• Services
Central Pharmacy
~17% CAGR
• Prior Generation Replacement Cycle
• Carousel to Robot
• Greenfield
• Innovation
• Services
Retail, Institutional, Payer
~10% CAGR
• Population Health Solutions
• Innovation
• Services
2019
2024 Goal
Non-GAAP OM%
~15%
~18%

Levers to Drive ~18% Non-GAAP Operating Margins


~500 Bps leverage and benefits
~200 Bps investments and offsets
Non-GAAP OM%
~15%
~18%
• Economies of Scale
• Long Term Customer Partnerships
• Manufacturing Savings
• Process Improvements
• Innovation
• Customer Success
• Infrastructure Investments
2019
2024 Goal

Balancing Near Term Execution With Long Term Vision

Revenue

2024 Organic
Revenue Goal
$1,450-$1,550M

Operating Leverage

2024 Non-GAAP
Operating Margin
Goal ~18%

Free Cash Flow

Free Cash Flow
Conversion
Goal 90%-110% of
GAAP Net Income

M&A

Strategic
Acquisitions
Remain Part of
the Strategy